                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 31, 2005.


                          BAYOU CITY EXPLORATION, INC.
             (Exact name of registrant as specified in its chapter)


            Nevada                        0-277443                61-1306702
            ------                        --------                ----------
 (State or other jurisdiction           (Commission             (IRS Employer
       of incorporation                 File Number)         Identification No.)

            10777 Westheimer Rd., Suite 170
                    Houston, Texas                                     77042
                    --------------                                     -----
       (Address of principal executive offices)                     (Zip Code)




Registrant's telephone number, including area code   (832) 358-3900
                                                     --------------


                             BLUE RIDGE ENERGY, INC.
                             -----------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On August 31, 2005, Mr. Forrest Ebbs resigned as a Director of Bayou City Exploration, Inc. (the "Company"). His resignation was not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS


Exhibit No.          Description
-----------          -----------

Exhibit 99.1         Press Release dated September 2, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   September 14, 2005

                                              BAYOU CITY EXPLORATION, INC.


                                              By:  /s/ Norman G. Haisler, Jr.
                                                  ---------------------------
                                                   Norman G. Haisler, Jr.
                                                   Senior Vice President-Finance
                                                   and Chief Financial Officer

                                  EXHIBIT INDEX

                                                                Sequential Page
Number               Exhibit                                    Number
------               -------                                    ---------------

Exhibit 99.1         Press Release dated September 2, 2005.           1